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EXHIBIT 4.1
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 Number                                                      Shares

        Incorporated under the Laws of the State of Delaware

                        NET-BASED MEDIA, INC.

               Authorized to issue 120,000,000 shares

     100,000,000 common shares      20,000,000 preferred shares
     par value $.001 each           par value $.001 each


This certifies that _______________________________________ is the owner of ___________________________________ fully paid and
non-assessable Shares of the Common Shares of Net-Based Media,
Inc. transferrable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ________ day of ____________ A.D. _____


                           _______________________________________
                                                         President

                              [SEAL]

                (Reverse side of stock certificate)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship
           and not as tenants in common

UNIF GIFT MIN ACT -- ____________ Custodian _________ (Minor) under Uniform Gifts to Minors Act ______________ (State)

      For value received, the undersigned hereby sells, assigns and transfers unto ______________________________________ (please insert social security or other identifying number of assignee)
______________________________________________


_______________________________________________________________________
       (please print or typewrite name and address of assignee)

                                 -61-

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________________________________ Shares represented by the within
Certificate, and hereby irrevocably constitutes and appoints
____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________________

       In presence of
_______________________________

_______________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.

                                 -62-